Income Taxes	3 Months Ended
Jun. 30, 2024
Revelyst Business
Entity Information [Line Items]
Income Taxes	Income Taxes
Income (loss) before income taxes is as follows:

	Years ended March 31,
	2024	2023	2022
Current:
U.S.	$(266,337)	$(372,011)	$100,927
Non-U.S.	1,597	6,169	1,495
Income (loss) before income taxes	$(264,740)	$(365,842)	$102,422
Our income tax (provision) benefit consists of:

	Years ended March 31,
	2024	2023	2022
Current:
Federal	$4,490	$(7,362)	$(7,188)
State	3,445	(1,034)	(7,647)
Non-US	(836)	(2,367)	(1,043)
Deferred:
Federal	20,611	34,810	(7,922)
State	(5,467)	4,002	(470)
Non-US	215	1,132	225
Income tax (provision) benefit	$22,458	$29,181	$(24,045)
The items responsible for the differences between the federal statutory rate and our effective rate are as follows:

	Years ended March 31,
	2024	2023	2022
Statutory federal income tax rate	21.0%	21.0%	21.0%
State income taxes, net of federal impact	2.2%	0.8%	4.0%
Nondeductible goodwill impairment	(1.7)%	(15.3)%	—%
Change in tax contingency	1.8%	(0.4)%	0.4%
Valuation allowance	(14.3)%	—%	—%
Foreign Derived Intangible Income (FDII)	—%	—%	(3.1)%
Other	(0.5)%	1.9%	1.2%
Effective income tax rate	8.5%	8.0%	23.5%
The effective tax rate for the current year differs from the federal statutory rate of 21% primarily due to the impact of the change in valuation allowance.
The current year increase in the effective tax rate as compared to the prior fiscal year is primarily due to a smaller current year change of nondeductible impairment of goodwill offset by the impact for establishing the valuation allowance resulting in a slightly higher year over year effective tax rate.
Deferred income taxes arise because of differences in the timing of the recognition of income and expense items for financial statement reporting and income tax purposes. The net effect of these temporary differences between the carrying amounts of assets and liabilities are classified in the combined financial statements of financial position as non-current assets or liabilities. As of March 31, 2024 and 2023, the components of deferred tax assets and liabilities were as follows:

	March 31,
	2024	2023
Deferred tax assets:
Inventories	$11,951	$12,925
Property, plant, equipment	11,557	—
Accounts receivable	4,096	4,170
Accruals for employee benefits	2,216	4,576
Other reserves	3,304	2,488
Loss and credit carryforwards	17,017	7,053
Nondeductible interest	1,167	1,076
Operating lease liabilities	21,833	24,535
Other	850	1,173
Total deferred tax assets	73,991	57,996
Valuation allowance	(41,255)	(51)
Total net deferred assets	32,736	57,945
Deferred tax liabilities:
Intangible assets	(25,326)	(54,884)
Property, plant, and equipment	—	(7,505)
Operating lease assets	(20,165)	(23,233)
Total deferred tax liabilities	(45,491)	(85,622)
Net deferred income tax liabilities	$(12,755)	$(27,677)
In assessing the realizability of our deferred tax assets, we considered whether it is more likely than not that some portion or all of the deferred tax assets will be realized. As a result of the impairment charges in the current year, we are in a cumulative loss position for the three year period ending March 31, 2024. A cumulative loss position is considered significant negative evidence in assessing the realizability of a deferred tax asset that is difficult to overcome when determining whether a valuation allowance is required. Considering the weight of all available positive and negative evidence, we do not believe the positive evidence overcomes the negative evidence of our cumulative loss position. Therefore, we have established a valuation allowance of $41,204 during the current year for a total valuation allowance of $41,255 at March 31, 2024.
As of March 31, 2024, there are federal and state net operating loss and credit carryovers of $8,144, which, if unused, will expire in years March 31, 2025 through March 31, 2044 and $8,873 that may be carried over indefinitely. The carryforwards presented above are net of any applicable uncertain tax positions. The carryforwards expiring in fiscal year 2025 are not material.
We have outside basis differences from foreign subsidiaries for which no deferred tax liability has been recorded, as we intend to indefinitely reinvest these balances. Determination of the amount of any unrecognized deferred income tax liability on the temporary difference for these indefinitely reinvested undistributed earnings is not practicable.
Income taxes paid, net of refunds, totaled $1,084 and $647 in fiscal years 2024 and 2023, respectively.
As of March 31, 2024 and 2023, unrecognized tax benefits, including interest and penalties, that have not been recorded in the financial statements amounted to $9,039 and $13,120, respectively. Of these amounts, inclusive of interest and penalties,$7,379 and $11,673, for fiscal years 2024 and 2023, respectively, would affect the effective tax rate. It is expected that a $0 reduction of the liability for unrecognized tax benefits will occur in the next 12 months.
We have classified uncertain tax positions as non-current income tax liabilities unless expected to be paid within one year. A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	Years ended March 31,
	2024	2023	2022
Unrecognized Tax Benefits—beginning of period	$11,053	$9,907	$9,940
Gross increases—tax positions in prior periods	—	—	152
Gross decreases—tax positions in prior periods	—	—	—
Gross increases—current-period tax positions	806	1,146	3,283
Gross decreases—current-period tax positions	—	—	—
Settlements	—	—	—
Lapse of statute of limitations	(5,176)	—	(3,468)
Unrecognized Tax Benefits—end of period	$6,683	$11,053	$9,907
We report income tax-related interest income within the income tax provision. Penalties and tax-related interest expense are also reported as a component of the income tax provision. As of March 31, 2024 and 2023, $1,020 and $892 of income tax-related interest and $1,337 and $1,175 of penalties were included in accrued income taxes, respectively. As of March 31, 2024, 2023, and 2022, our current tax provision included $1,030, $873, and $443, respectively, of expense related to interest and penalties.
Income Taxes
Our provision for income taxes includes federal, foreign and state income taxes. Income tax provisions for interim periods are based on the estimated effective annual income tax rates for the current year and the prior year.
The income tax provisions for the three months ended June 30, 2024 and June 25, 2023 represent effective tax rates of (58.0)% and 7.6%, respectively. The decrease in the effective tax rate from the prior year three month period is primarily driven by the change in the valuation allowance adjusted for foreign taxes over a very small operating loss in the current quarter.
The effective tax rate for the three months ended June 30, 2024 differs from the federal statutory rate of 21% primarily due to the impact of the change in valuation allowance. The effective tax rate for the three months ended June 25, 2023 was lower than the statutory rate primarily because of the operating loss in the quarter, which caused the unfavorable tax adjustments to decrease the rate.
Income taxes paid, net of refunds, totaled $(509) and $248 in three months ended June 30, 2024 and June 25, 2023, respectively.
We have classified uncertain tax positions as non-current income tax liabilities unless expected to be paid within one year. The amount of unrecognized tax benefits, including interest and penalties, amounted to $9,508 and $9,039 as of June 30, 2024 and March 31, 2024, respectively. Although the timing and outcome of income tax audit settlements are uncertain, no reduction of the liability for uncertain tax benefits is expected to occur in the next 12 months.